UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Schedule 14A

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. )

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Filed by a Party other than the Registrant ☐

Check the appropriate box:

☐	Preliminary Proxy Statement

☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))

☐	Definitive Proxy Statement

☒	Definitive Additional Materials

☐	Soliciting Material Pursuant to § 240.14a-12

PRICESMART, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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☐	Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Your Vote Counts!PRICESMART, INC.2025 Annual MeetingVote by February 5, 202511:59 PM ETPriceSmartPRICESMART,INC.9740 SCRANTON ROADSANDIEGO, CA 92121-1745V59790-P20236

You invested in PRICESMART, INC. and it’s time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. This is an important notice regarding the availability of proxy materials for the stockholder meeting to be held on February 6, 2025.

Get informed before you vote

View the Notice and Proxy Statement and Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to January 23, 2025. If you would like to request a copy of the material(s) for this and/or future stockholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit www.ProxyVote.comControl#SmartPhone users Point your camera here and vote without entering a control numberVote Virtually at the Meeting*February 6, 2025 8:30 AM CST Virtually at:www.virtualshareholdermeeting.com/PSMT2025

*Please	check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the

upcoming stockholder meeting. Please follow the instructions on the reverse side to vote these important matters.

Voting Items			Board Recommends

1.	Election of Directors		For
Nominees:
	01) Sherry S. Bahrambeygui	07) David N. Price
	02) Jeffrey Fisher	08) Robert E. Price
	03) Gordon H. Hanson	09) David R. Snyder
	04) Beatriz V. Infante	10) John D. Thelan
	05) Leon C. Janks	11) Edgar Zurcher
06) Patricia Márquez

2.	To approve, on an advisory basis, the compensation of the Company’s named executive officers for fiscal year 2024.		For

3.	To approve a proposed amendment to the Company’s Amended and Restated 2013 Equity Incentive Award Plan to increase the number of shares of Common Stock available for the grant of awards by 750,000 shares.		For

4.	To ratify the selection of Ernst & Young LLP as the Company’s independent registered public accounting firm for the fiscal year ending August 31, 2025.		For

NOTE: Such other business as may properly come before the meeting or any adjournment thereof.

Prefer to receive an email instead? While voting on www.ProxyVote.com, be sure to click “Delivery Settings”.

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